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                                                                    EXHIBIT 99.1


                                    FORM OF

                    EMPLOYMENT AND NONCOMPETITION AGREEMENT


     This Agreement is made as of November 13, 1997 (the "Effective Date"), by and between McLagan Partners, Inc., a Delaware corporation (the "Employer") and ______________ (the "Employee").

     WHEREAS, the Employer desires to employ the Employee and the Employee desires to be employed by the Employer;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby irrevocably acknowledged, the Employer and the Employee agree as follows:

     1.   Employment.  The Employer hereby employs the Employee and the Employee
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hereby accepts such employment on the terms and conditions set forth in this
Agreement.

     2.   Capacity.  The Employee shall serve the Employer as a Managing
          --------
Director. The Employee shall also serve the Employer in such other or additional offices as the Employee may be requested to serve by the Board of Directors of the Employer (the "Board of Directors") or the Chief Executive Officer of the Employer. In such capacity or capacities, the Employee shall perform such services and duties in connection with the business, affairs and operations of the Employer as may be assigned or delegated to the Employee from time to time by or under the authority of the Board of Directors or the Chief Executive Officer. Notwithstanding anything stated in this Section 2, in no case shall the Employee be required to serve in an office or perform any service or duty which is (i) not of a professional level generally consistent with the position initially held by the Employee, or (ii) not related to the businesses acquired by the Employer (the "Acquired Business") pursuant to Asset Purchase Agreements dated as of November 13, 1997 by and among the Employer, the Employee and other parties named in each such agreements (the "Asset Purchase Agreements"), as such business is conducted from time to time. In no case shall the Employee be required to relocate without his consent.

     3.   Term.  Subject to the provisions of Section 6, the term of employment
          ----
pursuant to this Agreement shall commence on the Effective Date and expire at 11:59 p.m. on March 31, 2000 (the "Initial Term"). At the Employee's option, the Initial Term may be extended for one year upon the same terms and conditions (the "Additional Term"). The Initial Term, the Additional Term and any extensions thereof are hereinafter collectively referred to as the "Term".

     4.   Compensation and Benefits.  The regular compensation and benefits
          -------------------------
payable to

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the Employee under this Agreement shall be as follows:

          4.1  Salary.  For all services rendered by the Employee under this
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Agreement, the Employer shall pay the Employee a salary (the "Salary") at the annual rate of _________ Dollars ($______), subject to review for increases only from time to time by the Board of Directors or the Compensation Committee of the Board of Directors (the "Compensation Committee"). The Salary shall be payable in periodic installments no less frequently than on a monthly basis.

          4.2  Benefits.
               --------

               (a)  Incentive Compensation Plan.  The Employee shall be entitled
                    ---------------------------
          to incentive compensation pursuant to the terms of the Employer's Incentive Compensation Plan (the "Incentive Plan") established by the Board of Directors, a copy of which is attached hereto as Exhibit A.

               (b)  Other Benefits.  The Employee shall also be entitled to
                    --------------
          participate in any employee benefit plans, medical insurance plans, life insurance plans, disability income plans, retirement plans, vacation plans, expense reimbursement plans and other benefit plans which the Employer may from time to time have in effect for all or most of its employees. Such participation shall be subject to the terms of the applicable plan documents, generally applicable policies of the Employer, applicable law and the discretion of the Board of Directors, the Compensation Committee or any administrative or other committee provided for in or contemplated by any such plan. The parties acknowledge and agree that they are parties to the Asset Purchase Agreements and that pursuant to Section 5.9 of such Asset Purchase Agreements, the Employer has certain obligations to establish and maintain certain insurance and employee benefit plans. Except as provided in the preceding sentence, nothing contained in this Agreement shall be construed to create any obligation on the part of the Employer to establish any such plan or to maintain the effectiveness of any such plan which may be in effect from time to time.

               (c)  Taxation of Payments and Benefits.  The Employer shall
                    ---------------------------------
          undertake to make deductions, withholdings and tax reports with respect to payments and benefits under this Agreement to the extent that it reasonably and in good faith believes that it is required to make such deductions, withholdings and tax reports. Payments under this Agreement shall be in amounts net of any such deductions or withholdings. Nothing in this Agreement shall be construed to require the Employer to make any payments to compensate the Employee for any adverse tax effect associated with any payments or benefits or for any deduction or withholding from any payment or benefit.

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

               (d)  Exclusivity of Salary and Benefits.  The Employee shall not
                    ----------------------------------
          be entitled to any payments or benefits for his services as an employee other than those provided (i) under this Agreement and (ii) pursuant to the Incentive Plan.

          4.3  Vacation.  The Employee shall be entitled to receive five (5)
               --------
weeks of vacation per year, during which time the Employee's salary shall be paid in full and all benefits shall accrue.

     5.   Extent of Service.  During the Employee's employment under this
          -----------------
Agreement, the Employee shall devote the Employee's full business time, best efforts and business judgment, skill and knowledge to the advancement of the Employer's interests and to the discharge of the Employee's duties and responsibilities under this Agreement. The Employee shall not engage in any other business activity, except as set forth on Schedule 5 attached hereto or as may be approved by the Board of Directors; provided that nothing in this Agreement shall be construed as preventing the Employee from:

          (a) investing the Employee's assets in any company or other entity in a manner not prohibited by Section 7(e) and in such form or manner as shall not require any material activities on the Employee's part in connection with the operations or affairs of the companies or other entities in which such investments are made; or

          (b) engaging in religious, charitable or other community or non-profit activities that do not impair the Employee's ability to fulfill the Employee's duties and responsibilities under this Agreement.

     6.   Termination and Termination Benefits.  Notwithstanding the provisions
          ------------------------------------
of Section 3, the Employee's employment under this Agreement shall terminate under the following circumstances set forth in this Section 6.

          (a)  Termination by the Employer for Cause. The Employee's employment
               -------------------------------------
     under this Agreement may be terminated for cause without further liability on the part of the Employer effective immediately upon (i) a vote of the Board of Directors and (ii) written notice delivered to the Employee. Only the following shall constitute "cause" for such termination:

               (i) the commission by or indictment of the Employee for (A) a felony or (B) any misdemeanor involving moral turpitude or fraud ("indictment," for these purposes, meaning an indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

               (ii) gross negligence, willful misconduct or insubordination of the

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

                     Employee with respect to the Employer or any affiliate of the Employer, which action continues, in the reasonable judgment of the Board of Directors, after written notice and opportunity to cure within thirty (30) days of such notice is given to the Employee by the Board of Directors; or

               (iii) material breach by the Employee of any of the Employee's material obligations under this Agreement, which action continues, in the reasonable judgment of the Board of Directors, after written notice and opportunity to cure within thirty (30) days of such notice is given to the Employee by the Board of Directors.

          (b)  Disability.  If the Employee shall be disabled so as to be unable
               ----------
     to perform the essential functions of the Employee's then existing position or positions under this Agreement with or without reasonable accommodation, or a position of comparable professional level to which the Employee has been reassigned following such disability, the Chief Executive Officer or the Board of Directors may remove the Employee from any responsibilities and/or reassign the Employee to another position with the Employer for the remainder of the Term or during the period of such disability. Notwithstanding any such removal or reassignment, the Employee shall continue to receive, for a period of time equal to the lesser of (x) three
     (3) months, or (y) the remainder of the Term (the "Disability Period"), (i) the Employee's full Salary (less any disability pay or sick pay benefits to which the Employee may be entitled under the Employer's policies) and (ii) benefits under Section 4 of this Agreement (except to the extent that the Employee may be ineligible to receive incentive compensation benefits under the Incentive Plan following the Employee's removal or reassignment). Should the Employee continue to work for the Employer in any position beyond the Disability Period, Employee's salary shall be commensurate with the customary salary of such position. If any question shall arise as to whether during any period the Employee is disabled so as to be unable to perform the essential functions of the Employee's then existing position or positions with or without reasonable accommodation, the Employee may, and at the request of the Employer shall, submit to the Employer a certification in reasonable detail by a physician jointly selected by the Employer and the Employee as to whether the Employee is so disabled or how long such disability is expected to continue, and such certification shall for the purposes of this Agreement be conclusive of the issue. The Employee shall cooperate with any reasonable request of the physician in connection with such certification. If such question shall arise and the Employee shall fail to submit such certification, the Employer's determination of such issue shall be binding on the Employee. Nothing in this Section 6(d) shall be construed to waive the Employee's rights, if any, under existing law including, without limitation, the Family and Medical Leave Act of 1993, 29 U.S.C. (S)2601 et seq. and the Americans with Disabilities Act, 42 U. S. C. (S)12101 et seq.

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

          (c)  Certain Limitations.  It is the intention of the Employee and of
               -------------------
     the Employer that no payments by the Employer to or for the benefit of the Employee under this Agreement or any other agreement or plan, if any, pursuant to which the Employee is entitled to receive payments or benefits shall be nondeductible to the Employer by reason of the operation of
     Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") relating to parachute payments or any like statutory or regulatory provision. Accordingly, and notwithstanding any other provision of this Agreement or any such agreement or plan, if by reason of the operation of said Section 280G or any like statutory or regulatory provision, any such payments exceed the amount which can be deducted by the Employer, such payments shall be reduced to the maximum amount which can be deducted by the Employer. To the extent that payments exceeding such maximum deductible amount have been made to or for the benefit of the Employee, such excess payments shall be refunded to the Employer with interest thereon at the applicable federal rate determined under Section 1274(d) of the Code, compounded annually, or at such other rate as may be required in order that no such payments shall be nondeductible to the Employer by reason of the operation of said Section 280G or any like statutory or regulatory provision. To the extent that there is more than one method of reducing the payments to bring them within the limitations of said Section 280G or any like statutory or regulatory provision, the Employee shall determine which method shall be followed, provided that if the Employee fails to make such determination within forty-five (45) days after the Employer has given notice of the need for such reduction, the Employer may determine the method of such reduction in its sole discretion.

     7.   Confidential Information, Intellectual Property, Noncompetition and
          -------------------------------------------------------------------
Cooperation.
-----------

          (a)  Confidential Information.  As used in this Agreement,
               ------------------------
     "Confidential Information" means information belonging to the Employer which is of value to the Employer in the course of conducting its business and the disclosure of which could result in a competitive or other disadvantage to the Employer. Confidential Information includes, without limitation, financial information, reports and forecasts; inventions, improvements and other intellectual property; trade secrets; know-how; designs, samples, specifications, schematics, proprietary processes or formulae; computer programs and other computer software; market or sales information or plans; customer lists; and business plans, prospects and opportunities (such as possible acquisitions or dispositions of businesses or facilities) which have been discussed or considered by the management of the Employer. Confidential Information includes information developed by the Employee in the course of the Employee's employment by the Employer, as well as other information to which the Employee may have access in connection with the Employee's employment. Confidential Information also includes the confidential information of others with which the Employer has a business relationship. Notwithstanding the foregoing, Confidential Information does not include information in the public domain, unless such information is in the public domain due to breach of the Employee's duties under Section 7(b).

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

          (b)  Confidentiality.  The Employee understands and agrees that the
               ---------------
     Employee's employment creates a relationship of confidence and trust between the Employee and the Employer with respect to all Confidential Information. At all times, both during the Employee's employment with the Employer and after the Employee's termination, the Employee will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information without the written consent of the Employer, except as is necessary in the ordinary course of performing the Employee's duties for the Employer.

          (c)  Documents, Records, etc.  All documents, records, data,
               -----------------------
     apparatus, equipment and other physical property, whether or not pertaining to Confidential Information, which are furnished to the Employee by the Employer or are produced by the Employee in connection with the Employee's employment will be and remain the sole property of the Employer. The Employee will return to the Employer all such materials and property as and when requested by the Employer. In any event, the Employee will return all such materials and property immediately upon termination of the Employee's employment for any reason. The Employee will not retain any such material or property or any copies thereof after such termination.

          (d)  Intellectual Property.  During the Term, the Employee will
               ---------------------
     disclose to the Employer all ideas, inventions and business plans developed by him during such period which relate directly or indirectly to the business of the Employer, including, without limitation, any design, logo, slogan or campaign or any process, system, operation, product or improvement which may be patentable or copyrightable. The Employee agrees that all patents, patent applications, licenses, copyrights (whether or not registered), trade names, trademarks (whether or not registered), service marks, advertising campaigns, promotional campaigns, designs, logos, slogans, business plans and other intellectual property rights developed or created by the Employee in the course of his employment hereunder, either individually or in collaboration with others, will be deemed works for hire and the sole and absolute property of the Employer. The Employee agrees that, at the Employer's request and expense, he will take all steps necessary to secure the rights thereto to the Employer by patent, copyright, trademark registration or otherwise. In the event that the Employer is unable for any reason whatsoever to secure the signature of the Employee on any document necessary or appropriate for any of the foregoing purposes (including renewals, extensions, continuations, divisions or continuations in part), the Employee hereby irrevocably designates and appoints the Employer and its duly authorized officers and agents as agents and attorneys-in-fact to act for and on behalf of the Employee, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed or effected by the Employee.

          (e)  Noncompetition and Nonsolicitation.  During the Term and for a
               ----------------------------------
     period

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

     commencing upon the conclusion of the Term and continuing thereafter until the later of March 31, 2003 or one year after conclusion of the Term, the Employee (i) will not, directly or indirectly, whether as owner, part-owner, partner, shareholder, director, officer, trustee, consultant, agent, employee, co-venturer or otherwise, engage, participate, assist or invest in any Competing Business (as hereinafter defined); (ii) will refrain from directly or indirectly employing, attempting to employ, recruiting or otherwise soliciting, inducing or influencing any person to leave employment with the Employer; and (iii) will refrain from soliciting or encouraging any customer or supplier to terminate or otherwise modify adversely its business relationship with the Employer. The Employee understands that the restrictions set forth in this Section 7(e) are intended to protect the Employer's interest in its Confidential Information and established employee, customer and supplier relationships and goodwill, and agrees that such restrictions are reasonable and appropriate for this purpose. For purposes of this Agreement, the term "Competing Business" shall mean a business which is competitive with any business which the Employer or any of its affiliates conducts or prepares to conduct at any time during the employment of the Employee. Notwithstanding the foregoing, the Employee may own up to one percent (1 %) of the outstanding stock of a publicly held corporation which constitutes or is affiliated with a Competing Business.

          (f)  Third-Party Agreements and Rights.  The Employee hereby confirms
               ---------------------------------
     that the Employee is not bound by the terms of any agreement with any previous employer or other party which restricts in any way the Employee's use or disclosure of information or the Employee's engagement in any business. The Employee represents to the Employer that the Employee's execution of this Agreement, the Employee's employment with the Employer and the performance of the Employee's proposed duties for the Employer will not violate any obligations the Employee may have to any such previous employer or other party. In the Employee's work for the Employer, the Employee will not disclose or make use of any information in violation of any agreements with or rights of any such previous employer or other party, and the Employee will not bring to the premises of the Employer any copies or other tangible embodiments of non-public information belonging to or obtained from any such previous employment or other party.

          (g)  Litigation and Regulatory Cooperation.  During and after the
               -------------------------------------
     Employee's employment, the Employee shall cooperate fully with the reasonable requests of the Employer in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Employer which relate to events or occurrences that transpired while the Employee was employed by the Employer. The Employee's full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Employer at mutually convenient times. During and after the Employee's employment, the Employee also shall cooperate fully with the Employer in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Employee was employed by the Employer. The Employer shall reimburse the Employee for any reasonable out-of-pocket expenses incurred in connection with the Employee's performance of obligations pursuant to this Section 7(g).

          (h)  Injunction.  The Employee agrees that it would be difficult to
               ----------
     measure any damages caused to the Employer which might result from any breach by the Employee of the promises set forth in this Section 7, and that in any event money damages would be an inadequate remedy for any such breach. Accordingly, subject to Section 8 of this Agreement, the Employee agrees that if the Employee breaches, or proposes to breach, any portion of this Agreement, the Employer shall be entitled, in addition to all other remedies that it may have, to an injunction or other appropriate equitable relief to restrain any such breach without showing or proving any actual damage to the Employer.

     8.   Arbitration of Disputes.  Any controversy or claim arising out of or
          -----------------------
relating to this Agreement or the breach thereof or otherwise arising out of the Employee's employment or the termination of that employment (including, without limitation, any claims of unlawful employment discrimination whether based on age or otherwise) shall be settled by arbitration in the City of New York under the auspices of the American Arbitration Association ("AAA") in accordance with the Employment Dispute Resolution Rules of the AAA, including, but not limited to, the rules and procedures applicable to the selection of arbitrators, except that the arbitrator shall apply the law as established by decisions of the U.S. Supreme Court, the Court of Appeals for the Second Circuit and the federal and state courts of New York in deciding the merits of claims and defenses under federal law or any state or federal anti-discrimination law, and any awards to the Employee for violation of any anti-discrimination law shall not exceed the maximum award to which the Employee could be entitled under the applicable (or most analogous) federal anti-discrimination or civil rights laws. In the event that any person or entity other than the Employee or the Employer may be a party with regard to any such controversy or claim, such controversy or claim shall be submitted to arbitration subject to such other person or entity's agreement. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. This Section 8 shall be specifically enforceable. Notwithstanding the foregoing, this Section 8 shall not preclude the Employer from pursuing a court action for the sole purpose of obtaining a temporary restraining order or preliminary injunction pursuant to Section 7 (h); provided that any other relief shall be pursued through an arbitration proceeding pursuant to this Section 8. The prevailing party in any arbitration proceeding instituted hereunder shall be entitled to recover from the other its costs and expenses thereof, including, specifically, its reasonable attorneys' fees.

     9.   Consent to Jurisdiction.  To the extent that any court action is
          -----------------------
permitted consistent with or to enforce Section 8 of this Agreement, the parties hereby consent to the jurisdiction of the federal or state courts of New York. Accordingly, with respect to any such court action, the Employee and the Employer (a) submit to the personal jurisdiction of such courts; (b) consent to service of process; and (c) waive any other requirement (whether imposed by statute, rule of

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

court, or otherwise) with respect to personal jurisdiction or service of process.

     10.  Integration.  This Agreement constitutes the entire agreement between
          -----------
the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties with respect to any related subject matter.

     11.  Assignment; Successors and Assigns, etc. Neither the Employer nor the
          ---------------------------------------
Employee may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other party; provided that the Employer may assign its rights under this Agreement without the consent of the Employee in the event that the Employer shall effect a reorganization, consolidate with or merge into any other corporation, partnership, organization or other entity, or transfer all or substantially all of its properties or assets to any other corporation, partnership, organization or other entity. This Agreement shall inure to the benefit of and be binding upon the Employer and the Employee, their respective successors, executors, administrators, heirs and permitted assigns.

     12.  Enforceability.  If any portion or provision of this Agreement
          --------------
(including, without limitation, any portion or provision of any section of this Agreement) shall to any extent be declared illegal or unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

     13.  Waiver.  No waiver of any provision hereof shall be effective unless
          ------
made in writing and signed by the waiving party. The failure of any party to require the performance of any term or obligation of this Agreement, or the waiver by any party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.

     14.  Notices.  Any notices, requests, demands and other communications
          -------
provided for by this Agreement shall be sufficient if in writing and delivered in person or sent by a nationally recognized overnight courier service or by registered or certified mail, postage prepaid, return receipt requested, to the Employee at the last address the Employee has filed in writing with the Employer or, in the case of the Employer, at its main offices, attention of the Chief Executive Officer, and shall be effective on the date of delivery in person or by courier or five (5) days after the date mailed.

     15.  Amendment.  This Agreement may be amended or modified only by a
          ---------
written instrument signed by the Employee and by a duly authorized representative of the Employer.

     16.  Governing Law.  This Agreement shall in all respects be governed by
          -------------
and construed in accordance with the laws of the State of New York, without giving effect to the

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

conflict of laws principles of such State.

     17.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

     IN WITNESS WHEREOF, this Agreement has been executed by the Employer, by its duly authorized officer, and by the Employee, as of the Effective Date.





                                    McLAGAN PARTNERS, INC.



                                    By:_________________________________________
                                       Name:
                                       Title:



                                    ____________________________________________
                                    [Employee]

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